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                                                                   EXHIBIT 10(d)

                                SERVICE REQUEST


      P L A T I N U M
             INVESTOR
AMERICAN GENERAL LIFE
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PLATINUM INVESTOR--VARIABLE DIVISIONS

AIM Variable Insurance Funds, Inc.
----------------------------------
  .  Division 126 - AIM V.I. International Equity
  .  Division 127 - AIM V.I. Value

American General Series Portfolio Company
----------------------------------------
  .  Division 128 - International Equities
  .  Division 129 - MidCap Index
  .  Division 130 - Money Market
  .  Division 131 - Stock Index

Dreyfus Variable Investment Fund
--------------------------------
  .  Division 132 - Quality Bond
  .  Division 133 - Small Cap

MFS Variable Insurance Trust
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  .  Division 134 - MFS Emerging Growth

Morgan Stanley Dean Witter Universal Funds, Inc.
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  .  Division 135 - Equity Growth
  .  Division 136 - High Yield

Putnam Variable Trust
---------------------
  .  Division 137 - Putnam VT Diversified Income
  .  Division 138 - Putnam VT Growth and Income
  .  Division 139 - Putnam VT Int'l Growth and Income

SAFECO Resources Series Trust
-----------------------------
  .  Division 140 - Equity
  .  Division 141 - Growth

Van Kampen Life Investment Trust
--------------------------------
  .  Division 142 - Strategic Stock

PLATINUM INVESTOR--FIXED DIVISION

  .  Division 125 - Declared Fixed Interest Account
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                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
 Complete and return this request to:       ---------------------------------------------
       Springfield Service Center            A Subsidiary of American General Corporation
 Variable Universal Life Administration     ---------------------------------------------
PO Box 19520 Springfield, IL 62794-9520                     Houston, Texas
  (800) 528-2011 or (217) 528-2011
         Fax: (217) 528-2404               VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
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
[ ] POLICY               1.| POLICY #:___________________________________________________  INSURED:_________________________________
    IDENTIFICATION         |
                           | ADDRESS:________________________________________________________________________ New Address (yes)(no)
COMPLETE THIS SECTION      |
  FOR ALL REQUESTS.        | Primary Owner (If other than insured):__________________________________________
                           |
                           | Address:________________________________________________________________________ New Address (yes)(no)
                           |
                           | Primary Owner's S.S. No. or Tax I.D. No._____________________________ Phone Number: (  )____ - ______
                           |
                           | Joint Owner (If applicable):____________________________________________________
                           |
                           | Address:________________________________________________________________________ New Address (yes)(no)
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[ ] NAME                 2.|
    CHANGE                 | Change Name Of: (Circle One)       Insured    Owner      Payor     Beneficiary
                           |
Complete this section if   | Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
 the name of the Insured,  |
Owner, Payor or Beneficiary| _________________________________________           _________________________________________________
 has changed. (Please note,|
 this does not change the  |
 Insured, Owner, Payor or  | Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
 Beneficiary designation)  |
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[ ] MODE OF PREMIUM      3.|
    PAYMENT/BILLING        | Indicate frequency and premium amount desired: $______ Annual  $______ Semi-Annual  $_______ Quarterly
    METHOD CHANGE          |
                           |                                                $______ Monthly (Bank Draft Only)
Use this section to change |
the billing frequence and/ | Indicate billing method desired:_____ Direct Bill ______ Pre-Authorized Bank Draft (attach a Bank Draft
or method of premium pay-  |                                                          Authorization Form and "Void" Check)
 ment. Note, however, that |
AGL will not bill you on a | Start Date: ______/______/_____
direct monthly basis. Refer|
to your policy and its     |
 related prospectus for    |
further information        |
concerning minimum premiums|
and billing options.       |
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[ ] LOST POLICY          4.|
    CERTIFICATE            | I/we hereby certify that the policy of insurance for the listed policy has been ____LOST_____DESTROYED
                           |                                                                                         _____OTHER.
Complete this section if   | Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate |
 of Insurance or duplicate |            _________ Certificate of Insurance at no charge
policy to replace a lost or|
misplaced policy. If a full|            _________ Full duplicate policy at a charge of $25
 duplicate policy is being |
requested, a check or money|  be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
order for $25 payable to   |  policy  to AGL for cancellation.
 AGL must be submitted with|
      this request.        |
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[ ]  DOLLAR COST         5.| Designate the day of the month for transfers:_________(choose a day from 1-28)
     AVERAGING             |
($5,000 minimum initial    | Frequency of transfers (check one): _______Monthly  _______Quarterly ______Semi-Annually _____Annually
accumulation value) An     |
 amount may be deducted    | I want: $___________($100 minimum) taken from the Money Market Division and transferred to the
periodically from the      | following Divisions:
Money Market Division and  |
placed in one or more of   | AIM Variable Insurance Funds, Inc.                 Morgan Stanley Dean Witter Universal Funds, Inc.
the Divisions listed. The  | $_________(126) AIM V.I. International Equity      $________(135) Equity Growth
 Declared Fixed Interest   | $_________(127) AIM V.I. Value                     $________(136) High Yield
 Account is not available  | American General Series Portfolio Company          Putnam Variable Trust
 for Dollar Cost Averaging.| $_________(128) International Equities             $________(137) Putnam VT Diversified Income
Please refer to the pros-  | $_________(129) MidCap Index                       $________(138) Putnam VT Growth and Income
 pectus for more infor-    | $_________(131) Stock Index                        $________(139) Putnam VT Int'l Growth & Income
 mation on the Dollar Cost | Dreyfus Variable Investment Fund                   SAFECO Resource Series Trust
   Averaging Option.       | $_________(132) Quality Bond                       $________(140) Equity
                           | $_________(133) Small Cap                          $________(141) Growth
                           | MFS Variable Insurance Trust                       Van Kampen Life Investment Trust
                           | $_________(134) MFS Emerging Growth                $________(142) Strategic Stock
                           |
                           | ________INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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
[ ] TELEPHONE            6.| I/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values among
    PRIVILEGE              | the Variable Divisions and Declared Fixed Interest Account and to change allocations for future
    AUTHORIZATION          | purchase payments and monthly deductions.
                           |
 Complete this section if  | Initial the designation you prefer:
  you are applying for or  |
 revoking current telephone| __________Policy Owner(s) only--If Joint Owners, either one acting independently.
       privileges.         | __________Policy Owner(s) and Agent/Registered Representative who is appointed to represent AGL and the
                           |           firm authorized to service my policy.
                           |
                           | AGL and any person designated by this authorization will not be responsible for any claim, loss or
                           | expense based upon telephone transfer or allocation instructions received and acted upon in good faith,
                           | including losses due to telephone instruction communication errors. AGL's liability for erroneous
                           | transfers or allocations, unless clearly contrary to instructions received, will be limited to
                           | correction of the allocations on a current basis. If an error, objection or other claim arises due to a
                           | telephone transaction, I will notify AGL in writing within five working days from the receipt of the
                           | confirmation of the transaction from AGL. I understand that this authorization is subject to the terms
                           | and provisions of my policy and its related prospectus. This authorization will remain in effect until
                           | my written notice of its revocation is received by AGL at the address printed on the top of this
                           | service request form.
                           |
                           |___________INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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[ ] CORRECT AGE          7.|
                           | Name of Insured for whom this correction is submitted:___________________________________
                           |
Use this section to correct| Correct DOB: ________/________/________
 the age of any person     |
covered under this policy. |
Proof of the correct date  |
 of birth must accompany   |
      this request.        |
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[ ] TRANSFER OF          8.|                                    (Division Name or Number)               (Division Name or Number)
    ACCUMULATED VALUES     |
                           |
                           | Transfer $________ or %_______ from_______________________________to__________________________________
 Use this section if you   |
want to move money between | Transfer $________ or %_______ from_______________________________to__________________________________
 divisions. Withdrawals    |
 from the Declared Fixed   | Transfer $________ or %_______ from_______________________________to__________________________________
  Interest Account are     |
limited to 60 days after   | Transfer $________ or %_______ from_______________________________to__________________________________
the policy anniversary and |
to no more than 25% of the | Transfer $________ or %_______ from_______________________________to__________________________________
 total unloaned value of   |
   the Declared Fixed      | Transfer $________ or %_______ from_______________________________to__________________________________
 Interest Account on the   |
 policy anniversary. If a  | Transfer $________ or %_______ from_______________________________to__________________________________
   transfer causes the     |
balance in any division to | Transfer $________ or %_______ from_______________________________to__________________________________
  drop below $500, AGL     |
 reserves the right to     | Transfer $________ or %_______ from_______________________________to_________________________________
 transfer the remaining    |
       balance.            | Transfer $________ or %_______ from_______________________________to__________________________________
Amounts to be transferred  |
  should be indicated in   | Transfer $________ or %_______ from_______________________________to__________________________________
   dollar or percentage    |
   amounts, maintaining    | Transfer $________ or %_______ from_______________________________to__________________________________
  consistency throughout.  |
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[ ] CHANGE IN            9.| INVESTMENT DIVISION                      PREM %  DED %    INVESTMENT DIVISION            PREM %   DED %
    ALLOCATION             |
    PERCENTAGES            | (125) Declared Fixed Interest Account   ______  ______    Morgan Stanley Dean Witter
                           |                                                           Universal Funds, Inc.
  Use this section to      | AIM Variable Insurance Funds, Inc.                        (135) Equity Growth           ______  ______
indicate how premiums or   | (126) AIM V.I. Int'l Equity             ______  ______    (136) High Yield              ______  ______
 monthly deductions are to | (127) AIM V.I. Value                    ______  ______
   be allocated. Total     |                                                           Putnam Variable Trust
    allocation in each     |                                                           (137) Putnam VT Diversified
column must equal 100%;    | American General Series Portfolio Co.                            Income                 ______  ______
   whole numbers only      | (128) International Equities            ______  ______    (138) Putnam VT Growth &
                           | (129) MidCap Index                      ______  ______           Income                 ______  ______
                           | (130) Money Market                      ______  ______    (139) Putnam VT Int'l
                           | (131) Stock Index                       ______  ______            Growth & Income       ______  ______
                           | Dreyfus Variable Investment Fund
                           | (132) Quality Bond                      ______  ______     SAFECO Resources Series Trust
                           | (133) Small Cap                         ______  ______     (140) Equity                 ______  ______
                           |                                                            (141) Growth                 ______  ______
                           | MFS Variable Insurance Trust
                           | (134) MFS Emerging Growth               ______  ______     Van Kampen Life Investment
                           |                                                            Trust
                           |                                                            (142) Strategic Stock        ______  ______
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                           |
[ ] AUTOMATIC           10.| Indicate frequency: _______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING            |                   (Division Name or Number)                       (Division Name or Number)
                           |
    ($5,000 minimum        | %_________:________________________________________    %_________:____________________________________
 accumulation value) Use   |
this section to apply for  | %_________:________________________________________    %_________:____________________________________
   or make changes to      |
Automatic Rebalancing of   | %_________:________________________________________    %_________:____________________________________
 the variable divisions.   |
   Please refer to the     | %_________:________________________________________    %_________:____________________________________
   prospectus for more     |
    information on the     | %_________:________________________________________    %_________:____________________________________
  Automatic Rebalancing    |
Option. This option is not | %_________:________________________________________    %_________:____________________________________
available while the Dollar |
 Cost Averaging Option is  |
        in use.            |  _________INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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[ ] REQUEST FOR         11.|  _________I request a partial surrender of $_________ or %_________ of the net cash surrender value.
    PARTIAL                |
    SURRENDER/             |  _________I request a loan in the amount of $________.
    POLICY LOAN            |
                           |  _________I request the maximum loan amount available from my policy.
 Use this section to apply |
  for a partial surrender  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
from or policy loan against| percentages in effect, if available; otherwise they are taken pro-rata from the Declared Fixed Interest
policy values. For detailed| Account and Variable Divisions in use.
  information concerning   |
 these two options please  | ______________________________________________________________________________________________________
 refer to your policy and  |
its related prospectus. If | ______________________________________________________________________________________________________
  applying for a partial   |
   surrender, be sure to   | ______________________________________________________________________________________________________
  complete the Notice of   |
Withholding section of this| ______________________________________________________________________________________________________
Service Request in addition|
     to this section.      |
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[ ] NOTICE OF           12.| The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING            | is subject to federal income tax withholding unless you elect not to have withholding apply.
                           | Withholding of state income tax may also be required by your state of residence. You may elect not to
 Complete this section if  | have withholding apply by checking the appropriate box below. If you elect not to have withholding
  you have applied for a   | apply to your distribution or if you do not have enough income tax withheld, you may be responsible for
   partial surrender in    | payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding
       Section 11.         | and estimated tax are not sufficient.
                           |
                           | Check one: _______ I do want income tax withheld from this distribution.
                           |
                           |            _______ I do not want income tax withheld from this distribution.
                           |
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[ ] AFFIRMATION/        13.| CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE              | correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                           | Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal Revenue Service does not require your
Complete this section for  | consent to any provision of this document other than the certification required to avoid backup
       ALL requests.       | withholding.
                           |
                           | Dated at __________________________________ this _________ day of ________________________, 19________.
                           |
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF OWNER                                      SIGNATURE OF WITNESS
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF JOINT OWNER                                SIGNATURE OF WITNESS
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF ASSIGNEE                                   SIGNATURE OF WITNESS
                           |
                           |
                           |
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